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                                                                  EXHIBIT 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 19, 1997 included in Media Logic, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.


                                       /s/: Arthur Andersen LLP


                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 19, 1997